Exhibit 10.75.1
First amendment to loan and security agreement
This First Amendment to Loan and Security Agreement (the “First Amendment”) is made as of January 6, 2010 by and among
PNC BANK (as successor to National City Bank (as successor to National City Business Credit, Inc.)), a national banking institution with offices at 1965 E. Sixth Street, Cleveland, Ohio 44114, as administrative agent (in such capacity herein, the “Administrative Agent”) for the ratable benefit of the Revolving Credit Lenders (as defined in the Loan Agreement referred to below);
PNC BANK (as successor to National City Bank (as successor to National City Business Credit, Inc.)), as collateral agent (in such capacity herein, the “Collateral Agent”), for the ratable benefit of the Revolving Credit Lenders;
The REVOLVING CREDIT LENDERS;
DSW Inc., an Ohio corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219, as agent (in such capacity herein, the “Lead Borrower”) for the following (individually, a “Borrower” and collectively, the “Borrowers”):
Said DSW Inc. (“DSW”); and
DSW Shoe Warehouse, Inc. (“DSW Shoe”), a Missouri corporation with its principal executive offices at 4150 East Fifth Avenue, Columbus, Ohio 43219; and
The BORROWERS;
in consideration of the mutual covenants contained herein and benefits to be derived herefrom,
W I T N E S S E T H:
A.
Reference is hereby made to that certain Loan and Security Agreement dated as of July 5, 2005 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) among (i) the Borrowers, (ii) the Revolving Credit Lenders, (iii) the Administrative Agent, and (iv) the Collateral Agent.

B.
The Borrowers have requested that the Revolving Credit Lenders modify and amend certain provisions of the Loan Agreement in order to permit DSW to redeem and repurchase certain of its capital stock from the Parent.

C.	The Revolving Credit Lenders have agreed to modify and amend certain provisions of the Loan Agreement in order to, among other things, permit such redemption and repurchase as provided herein.
Accordingly, the parties hereto agree as follows:
1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

2.	Amendment to Article 1 of Loan Agreement. The provisions of Article 1 of the Loan Agreement are hereby amended as follows:
a.	By deleting the definitions of “NCB” and “NCBC” in their entirety and substituting the following new definitions in their stead:
““NCB”: PNC Bank, a national banking association (as successor to National City Bank), and its successors and assigns.”
““NCBC”: PNC Bank, a national banking association (as successor to National City Bank (as successor to National City Business Credit, Inc.)), and its successors and assigns.”
b.	By adding the following new definition in the proper alphabetical order:
““First Amendment Effective Date”: January 6, 2010.”
3.	Amendments to Article 5 of Loan Agreement. The provisions of Article 5 of the Loan Agreement are hereby amended as follows:
a.	The provisions of Section 5.16 of the Loan Agreement are hereby amended as follows:
i.	By deleting clause (b) thereof in its entirety and substituting in its stead the following new clause (b):
“(b) (i) (A) On one occasion between the First Amendment Effective Date and January 31, 2010, and (B) on one occasion between February 1, 2010 and April 30, 2010, DSW may make cash payments for the purpose of purchasing from the Parent a portion of DSW’s capital stock if (w) no Default or Event of Default shall have occurred and be continuing at the time of declaration or payment thereof, (x) the aggregate amount so expended does not exceed $10,000,000 on each such occasion, (y) immediately after giving effect to the making of such payment, (1) the Loan Parties’ cash, cash equivalents and short-term investments shall be equal to or greater than $200,000,000, and (2) there shall be no Revolving Credit Loans then outstanding, and (z) the Loan Parties shall have provided to the Administrative Agent evidence, in form and substance satisfactory to the Administrative Agent, of satisfaction of the conditions contained in clause (y) above on a basis satisfactory to the Administrative Agent, provided that any payments not made during the period described in clause (i)(A) above shall be deemed waived and shall not be permitted to be made during the period described in clause (i)(B) above or on any other occasion; and
(ii) in addition to amounts to be paid under clause (i) hereof, own, redeem, retire, purchase, or acquire any of any Loan Party’s capital stock; provided that the Loan Parties may make cash payments for any such purposes if:
(A) no Default or Event of Default shall have occurred and be continuing at the time of declaration or payment thereof; and
(B) after giving effect to the making of any such cash payment, the aggregate amount so expended for such purposes subsequent to the Effective Date does not exceed $1,500,000; and
(C) after giving effect to the making of any such cash payment, the aggregate amount so expended for such purposes in any fiscal year of the Borrowers does not exceed $500,000.”

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ii.	By adding the following new language at the beginning of clause (c) thereof:
“Except as permitted pursuant to clause (b) hereof,”
b.
The provisions of Section 5.20(a) of the Loan Agreement are hereby amended by deleting the word “or” at the end of clause (iii) thereof, re-numbering clause (iv) thereof as clause (v), and inserting the following new clause (iv) in its stead:

“(iv) transactions permitted pursuant to Section 5.16(b)(i) hereof, or”
4.
Amendments to Article 18.1 of Loan Agreement. The provisions of Section 18.1 of the Loan Agreement are hereby amended by deleting the notice address provided for the Administrative Agent and substituting the following new notice address in its stead:

“If to the Administrative Agent:

PNC Bank
1965 E. Sixth Street
Cleveland, Ohio 44114
Attention	: Anthony Alexander
Fax	: (216) 222-8155
With a copy to:

Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Attention	: David S. Berman, Esquire
Fax	: (617) 880-3456”
5.
Representations and Warranties. The Borrowers hereby restate and reaffirm all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents as of the date hereof.

6.	Conditions Precedent to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:
a.
This First Amendment shall have been duly executed and delivered by the parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent and the Majority Lenders.

b.
All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this First Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

c.	No Default or Event of Default shall be then occurring.
d.	The Loan Parties shall have executed and delivered to the Administrative Agent such other documents, instruments, and agreements as may be required by the Administrative Agent.

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7.	Miscellaneous.
a.
This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, and all of which, together with the Loan Agreement, shall constitute one instrument. This First Amendment shall constitute a Loan Document for all purposes.

b.
This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

c.
Each of the Borrowers hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents as of the date hereof. Except as expressly modified herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.

d.
Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

e.
The Loan Parties shall pay on demand all reasonable costs and expenses of the Administrative Agent, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

f.	This First Amendment and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of State of Ohio.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the day and year first above written.

DSW INC., as Lead Borrower and as a Borrower
By:	/s/ Kurt Gatterdam
	Name:	Kurt Gatterdam
	Title:	VP, Treasurer

DSW SHOE WAREHOUSE, INC., as a Borrower
By:	/s/ Kurt Gatterdam
	Name:	Kurt Gatterdam
	Title:	VP, Treasurer
Signature Page to First Amendment to Loan and Security Agreement

PNC BANK (as successor to National City Bank (as successor to National City Business Credit, Inc.)), as Administrative Agent, Collateral Agent, SwingLine Lender and Revolving Credit Lender
By:	/s/ Anthony Alexander
	Name:	Anthony Alexander
	Title:	Vice President
Signature Page to First Amendment to Loan and Security Agreement

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By:	/s/ Kathleen Dimock
	Name:	Kathleen Dimock
	Title:	Managing Director
Signature Page to First Amendment to Loan and Security Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Credit Lender

By:	/s/ Peter F. Crispino
	Name:	Peter F. Crispino
	Title:	Duly Authorized Signatory
Signature Page to First Amendment to Loan and Security Agreement

WELLS FARGO RETAIL FINANCE, LLC, as a Revolving Credit Lender

By:	/s/ Adam B. Davis
	Name:	Adam B. Davis
	Title:	Vice President
Signature Page to First Amendment to Loan and Security Agreement

HSBC BUSINESS CREDIT (USA) INC., as a Revolving Credit Lender

By:	/s/ Thomas Getty, Jr.
	Name:	Thomas Getty, Jr.
	Title:	Vice President
Signature Page to First Amendment to Loan and Security Agreement